                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------
                                    FORM 8-K
                          ----------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2002

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                               U.S. REALTEL, INC.
           ----------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                 Delaware                                    000-30401                         36-4360426
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      (State or other Jurisdiction of                (Commission File Number)                 (IRS Employer
      Incorporation or Organization)                                                       Identification No.)

                  Fifteen Piedmont Center
                  Suite 100
                  Atlanta, Georgia                                  30305
         -----------------------------------------               ---------
         (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (404) 442-0120

              One Financial Plaza, Suite 1101, Ft. Lauderdale 33394
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         (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

            On April 1, 2002, U.S. RealTel, Inc. announced that its Board of Directors had approved the use of up to $500,000 for repurchase of its common stock. The press release is filed as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit           Description of Exhibit
                  -------           ----------------------

                     99.1           Press Release issued April 2, 2002 by U.S.
                                    RealTel, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                U.S. REALTEL, INC.


                                                /s/  Perry H. Ruda
                                                ------------------------------
                                                By:  Perry H. Ruda
                                                Title:  President

Date:    April 2, 2002
     ----------------------